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                                                                   Exhibit 23(a)


                          INDEPENDENT AUDITORS' CONSENT


         We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                            KPMG Peat Marwick LLP


Jackson, Mississippi
June 12, 1997